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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: MAY 6, 1997



                      XIONICS DOCUMENT TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       0-20777               04-3186685
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)      (IRS EMPLOYER
        INCORPORATION)                                      IDENTIFICATION NO.)

       70 BLANCHARD ROAD                                          01803
          BURLINGTON,                                          (ZIP CODE)
         MASSACHUSETTS
(ADDRESS OF PRINCIPAL EXECUTIVE
           OFFICES)
                                      (617) 229-7000
                                 (REGISTRANT'S TELEPHONE
                               NUMBER, INCLUDING AREA CODE)



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ITEM 2.  ACQUISITION OF ASSETS.

Acquisition of Gesellschaft fur Computer Anwendung mbH

      On February 21, 1997, Xionics Document Technologies, Inc.'s ("Xionics") wholly-owned German subsidiary, Xionics Document Technologies GmbH, of Dortmund, Germany ("Xionics GmbH"), pursuant to a written agreement dated as of February 21, 1997 (the "Purchase Agreement"), consummated the purchase of all of the equity of Gesellschaft fur Computer Anwendung mbH ("GCA"), of Freiberg, Germany. Pursuant to the Purchase Agreement, Xionics GmbH acquired all of the shares in GCA, having a nominal value of 100,000 deutschmarks from Wilfried Welsch and Oliver Fohr (together, the "Sellers") in exchange for $5,000,000 in cash, $4,000,000 of which was paid at the closing of the transaction and the remaining $1,000,000 of which was deferred in accordance with the Purchase Agreement (see below). The acquisition is being accounted for as a purchase.

      Under the terms of the Purchase Agreement, each of the Sellers is entitled to receive the deferred portion of the purchase price for his shares, or $500,000, on August 20, 1998, provided that such Seller is employed by Xionics or one of its affiliates or successors on such date. In the event that either of the Sellers is not employed by Xionics or one of its affiliates or successors on August 20, 1998, such Seller shall not receive the $500,000 deferred portion until February 21, 2000.

      Xionics filed a Current Report on Form 8-K on March 7, 1997, reporting consummation of the acquisition. Xionics hereby files (a) the Historical Financial Statements of GCA and (b) Unaudited Pro Forma Combined Financial Statements and Notes thereto of Xionics in connection with the acquisition for the periods presented therein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Historical financial statements of Xionics (Incorporated by reference to Xionics' Registration Statement on Form S-1, as amended (Registration No. 333-4613) filed with the Securities and Exchange Commission on May 28, 1996.

      (b)  Historical financial statements of GCA (Exhibit 99.1)

      (c) Unaudited Pro Forma Combined Financial Statements and Notes thereto (Exhibit 99.2)

      (d)  Exhibits

           23.1  Consent of Arthur Andersen LLP (concerning Xionics financials)


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           99.1  Historical financial statements of GCA

           99.2 Unaudited Pro Forma Combined Financial Statements and Notes thereto


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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, Xionics Document Technologies, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Xionics Document Technologies, Inc.

			                            /s/ Robert E. Gilkes
                              ________________________________
                              Robert E. Gilkes
                              President


                    			       /s/ Gerard T. Feeney
                              ________________________________
                              Gerard T. Feeney
                              Vice President, Treasurer and Chief
                              Financial Officer

Dated:  May 6, 1997